Exhibit 99.1

PRESS RELEASE

Global Payments and TSYS Combine to Form Leading Pure Play

Payments Technology Company

•	Merger of equals creates the preeminent technology-enabled payments company with extensive scale and unmatched global reach

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Combined company will have market leading positions in integrated payments, owned software in both merchant and issuing, increased scale in ecommerce and omnichannel solutions and further exposure to faster growth geographies and digital payment trends

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Significantly enhances financial strength and flexibility with expected pro forma adjusted net revenues plus network fees[1] of approximately $8.6 billion, adjusted EBITDA of approximately $3.5 billion and approximately $2.5 billion of adjusted free cash flow with expected investment grade credit ratings

•	Compelling value creation with immediate projected adjusted earnings per share accretion of mid-single digits in 2020 and low double digits thereafter on an operating basis

•	Jeff Sloan will be named Chief Executive Officer of the combined company and Troy Woods will become Chairman of the Board of Directors upon closing

ATLANTA and COLUMBUS, GA. May 28, 2019 — Global Payments (NYSE: GPN), a leading worldwide provider of payment technology and software solutions, and TSYS (NYSE: TSS), a leading global payments provider offering innovative solutions across the issuing, merchant and consumer segments, announced today that they have entered into a definitive agreement to combine in an all-stock merger of equals.

The transaction creates the premier payments technology company at scale in the largest and most attractive financial technology markets worldwide. Combined, Global Payments and TSYS will provide cutting edge payments and software solutions to approximately 3.5 million predominantly small to mid-sized (SMB) merchant locations and more than 1,300 financial institutions across more than 100 countries. TSYS will also substantially expand Global Payments’ ecommerce and omnichannel solutions presence in the United States and provide further opportunities for meaningful multinational omnichannel market share gains. Finally, Global Payments will have exposure to some of the fastest growing digital payments trends through TSYS’ issuer and consumer solutions businesses.

[1]	Pro forma estimate for 2019 inclusive of $100mm run-rate adj net revenue synergies at a 50% margin and $300mm of run-rate expense synergies; TSYS’ adj net revenue projection excludes network fees

“The combination of Global Payments and TSYS establishes the leading pure play payments technology company with unparalleled vertical market and payment software capabilities and ecommerce and omnichannel solutions, operating at scale in fast growing markets globally,” said Jeff Sloan, Chief Executive Officer of Global Payments. “This transformative partnership accelerates our technology-enabled, software-driven payments strategy and provides exposure into attractive and complementary businesses, while enhancing our financial strength and flexibility.” Sloan continued, “We could not be more excited about the future as we bring together two industry leaders with strong businesses and cultures that will generate significant opportunities for our employees, customers, partners and shareholders worldwide.”

“In this exciting merger of equals, our new company will truly be a payments powerhouse that is perfectly poised to lead the industry in delivering merchant, issuer and consumer payments technology, solutions and service to our customers,” said M. Troy Woods, Chairman, President and Chief Executive Officer of TSYS. “Our companies share common values, a strong culture of putting people first, and a relentless commitment to doing the right thing, making this combination the perfect fit. The entire TSYS team is proud to link arms with Global Payments, and we look forward to leading the market as the preeminent payment solutions provider.”

William I Jacobs, Chairman of Global Payments, said “It has been my honor to serve as Lead Director and then Chairman of Global Payments since its IPO in 2001. I am delighted with the agreed partnership with TSYS, which I believe combines the two best payments technology companies worldwide. Their future is very bright, and I look forward to continuing to contribute to their board.”

The combined company is expected to have investment grade credit ratings immediately on closing based on its strong financial profile and free cash flow generation. Global Payments will maintain a disciplined, long-term focused capital allocation strategy that balances re-investment in the business and returns to shareholders, while maintaining an investment grade balance sheet and ensuring ample liquidity and financial flexibility.

Compelling Strategic Rationale and Financial Benefits

Diversified Payments Technology Company at Scale: The combination creates a leading provider of distinctive technology-enabled payments solutions and services with significant exposure to the most attractive vertical markets and fastest growth geographies. Upon closing, Global Payments will process in excess of 50 billion transactions annually in 38 countries physically and over 100 countries virtually, and serve nearly 3.5 million predominantly SMB merchant locations globally, with an unmatched salesforce of over 3,500 sales and sales support professionals worldwide.

Targeting the Most Attractive End Markets in Payments: Global Payments and TSYS will have a leading position in integrated payments as TSYS’ exposure to 50 plus vertical markets are highly complementary with OpenEdge’s presence in 70 plus vertical markets today. TSYS’ ecommerce and omnichannel business in the United States will substantially enhance Global Payments’ existing domestic business and provide numerous additional multinational opportunities for cross-sell internationally. The combined company will also benefit from TSYS’ payment facilitation technologies. In addition, Global Payments’ extensive acquiring operations in 31 countries outside the United States will enable significant cross-sell opportunities for TSYS’ issuer solutions business internationally, providing additional access to faster growth markets. Finally, TSYS’ consumer and issuer solutions businesses provide exposure to developing business-to-business as well as person-to-person digital payment trends, two segments in which Global Payments does not currently compete, providing a new avenue for growth.

Extending Leadership in Software: The combination of Global Payments and TSYS will create one of the largest software companies in the United States with an emphasis on payments. Over 6,000 of the company’s employees will be dedicated to developing market leading technologies. Global Payments expects to accelerate TSYS’ modernization efforts and legacy of innovation in card issuing, as TSYS continues to focus on a product driven strategy as it moves increasingly towards more cloud-based functionality.

Combining Similar Cultures: Global Payments and TSYS are very proud of their strong, complementary corporate cultures developed over many years. For each company, our colleagues come first, and our employees are the most important contributors to our success.

We will take the best of both of our cultures going forward and preserve and enhance our commitments to the communities in which we live and work. On a combined basis, the company will invest significantly in training and development to provide further opportunities for current and future colleagues.

Enhanced Financial Profile and Flexibility: The combined company is expected to generate approximately $8.6 billion in annual adjusted net revenue plus network fees2 and approximately $3.5 billion in adjusted EBITDA on a pro forma basis for 2019, inclusive of run-rate revenue and expense synergies.

The pro forma financial profile, including industry leading organic growth and strong free cash flow generation, will provide flexibility to invest in innovation, pursue strategic acquisitions, and return capital to shareholders. Global Payments will be well capitalized with a pro forma leverage ratio of approximately 2.5x at close and is committed to maintaining leverage at this level to support its expected investment grade credit ratings going forward. In addition, the combined company intends to preserve the existing TSYS dividend yield.

Significant Value Creation for Shareholders: The transaction is expected to be mid-single digits accretive to adjusted earnings per share in 2020 and low double digits accretive thereafter on an operating basis. The combination is expected to deliver at least $300 million of annual run-rate cost synergies primarily through combining business operations, aligning go-to-market strategies, streamlining technology infrastructure, eliminating duplicative corporate and operational structures, and scale efficiencies. Additionally, annual run-rate revenue synergies are expected to be at least $100 million, primarily from significant opportunities to cross-sell complementary technology solutions through the combined direct distribution network. These synergies are expected to be realized within three years.

Transaction Details

Under the terms of the merger agreement, TSYS shareholders will receive 0.8101 Global Payments shares for each share of TSYS common stock, representing an equity value for TSYS of approximately $21.5 billion. This reflects a price per share of $119.86 for each share of TSYS common stock, and an approximately 20% premium to TSYS’ unaffected common share price as of the close of business on May 23, 2019.

[2]	TSYS’ adj net revenue projection excludes network fees

Upon closing, Global Payments shareholders will own 52% of the combined company, and TSYS shareholders will own 48% on a fully diluted basis. The merger agreement has been unanimously approved by each company’s Board of Directors.

Governance and Leadership

Upon closing, the Board of Directors of the combined company will consist of 12 members, 6 of whom will be from the Board of Directors of Global Payments and 6 of whom will be from the Board of Directors of TSYS. Troy Woods will become Chairman of the Board of Directors and Jeff Sloan will serve as Chief Executive Officer of the combined company and a Board member. Cameron Bready will become President and Chief Operating Officer of the combined company and Paul Todd will become Chief Financial Officer.

The executive leadership team will be comprised equally of individuals from Global Payments and TSYS with a demonstrated track record of leadership and innovation in payments and significant expertise in driving value creation.

The combined company will be named Global Payments and will have dual headquarters in Atlanta and Columbus, Georgia. Global Payments will conduct its issuer solutions business under the TSYS name, and NetSpend will continue to be the go-to-market name for the consumer solutions business.

Timing and Approvals

The transaction, which is expected to close in the fourth quarter of 2019, is subject to the receipt of required regulatory approvals and other customary closing conditions and the approval of shareholders of both companies. The transaction is not subject to any financing conditions.

Advisors

BofA Merrill Lynch and J.P. Morgan Securities LLC are serving as financial advisors to Global Payments and have provided committed financing. Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Global Payments.

Goldman, Sachs & Co. LLC and Greenhill & Co. are serving as financial advisors to TSYS. King & Spalding LLP is serving as legal advisor to TSYS.

Conference Call and Webcast

Global Payments and TSYS will host a conference call today, May 28, 2019 at 8:00 a.m. ET to discuss the transaction. Callers may access the conference call via the investor relations page of each company’s website at www.globalpaymentsinc.com and www.tsys.com; or callers in North America may dial 877-674-6428 and callers outside North America may dial 970-315-0457. A replay of the call will be archived on the companies’ websites within two hours of the live call.

About Global Payments

Global Payments Inc. (NYSE: GPN) is a leading worldwide provider of payment technology and software solutions delivering innovative services to our customers globally. Our technologies, services and employee expertise enable us to provide a broad range of solutions that allow our customers to accept all payment types and operate their businesses more efficiently across a variety of distribution channels in many markets around the world.

Headquartered in Atlanta, Georgia with approximately 11,000 employees worldwide, Global Payments is a member of the S&P 500 with customers and partners in 32 countries throughout North America, Europe, the Asia-Pacific region and Brazil. For more information about Global Payments, our Service. Driven. Commerce brand and our technologies, please visit www.globalpaymentsinc.com.

About TSYS

TSYS® (NYSE: TSS) is a leading global payments provider, offering seamless, secure and innovative solutions across the payments spectrum — for issuers, merchants and consumers. We succeed because we put people and their needs at the heart of every decision to help them unlock payment opportunities. It’s an approach we call People-Centered Payments®.

Our headquarters are located in Columbus, Ga., U.S.A., with approximately 13,000 team members and local offices across 13 countries. TSYS generated revenue of $4.0 billion in 2018, while processing more than 32.3 billion transactions. We are a member of The Civic 50 and were named one of the 2018 World’s Most Ethical Companies by Ethisphere magazine. TSYS is a member of the S&P 500 and routinely posts all important information on its website. For more, visit tsys.com.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which TSYS and Global Payments operate and beliefs of and assumptions made by TSYS management and Global Payments management, involve uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of TSYS, Global Payments or the combined company. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “estimates,” “forecasts,” “projects,” “plans,” “may,” “could,” “should,” “would,” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Such forward-looking statements include, but are not limited to, statements about the strategic rationale and financial benefits of the transaction, including expected future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to projections of revenue, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; statements of plans and objectives of TSYS or Global Payments or their management or Board of Directors, including those relating to products or services; and statements of future economic performance — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in TSYS’ and Global Payments’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of TSYS and Global Payments to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against TSYS, Global Payments or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals required for the merger are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by TSYS shareholders and Global Payments shareholders on the expected terms and schedule; difficulties and delays in integrating the TSYS’ and Global Payments’ businesses, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; business disruptions from the proposed merger that will harm TSYS’ or Global Payments’ business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, including as it relates to TSYS’ or Global Payments’ ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of TSYS or Global Payments to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of Global Payments following the merger, including the dilution caused by Global Payments’ issuance of additional shares of its common stock in connection with the transaction; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which TSYS and Global Payments operate; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; and events beyond TSYS’ or Global Payments’ control, such as acts of terrorism.

Any forward-looking statements speak only as of the date of this communication or as of the date they were made, and neither TSYS nor Global Payments undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in TSYS’ and Global Payments’ most recent annual reports on Form 10-K for the year ended December 31, 2018, quarterly reports on Form 10-Q for the period ended March 31, 2019, and any material updates to these factors contained in any of TSYS’ and Global Payments’ future filings.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information and Where to Find It

In connection with the proposed merger, Global Payments will file with the SEC a registration statement on Form S-4 to register the shares of Global Payments’ common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of TSYS and Global Payments seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT TSYS, GLOBAL PAYMENTS AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from TSYS at its website, www.TSYS.com, or from Global Payments at its website, www.globalpaymentsinc.com. Documents filed with the SEC by TSYS will be available free of charge by accessing TSYS’ website at www.TSYS.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to TSYS at One TSYS Way, Columbus, Georgia 31901, and documents filed with the SEC by Global Payments will be available free of charge by accessing Global Payments’ website at www.globalpaymentsinc.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to Global Payments at 3550 Lenox Road, Suite 3000 Atlanta, Georgia 30326, Attention: Investor Relations.

Participants in the Solicitation

TSYS and Global Payments and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TSYS and Global Payments in respect of the proposed merger under the rules of the SEC. Information about Global Payments’ directors and executive officers is available in Global Payments’ proxy statement dated March 13, 2019 for its 2019 Annual Meeting of Shareholders. Information about TSYS’ directors and executive officers is available in TSYS’ proxy statement dated March 20, 2019 for its 2019 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Global Payments or TSYS using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts for Global Payments

Investor Relations:

Winnie Smith

Global Payments Inc.

770-829-8478

investor.relations@globalpay.com

Media Relations:

Kimberly Mann

Global Payments Inc.

770-829-8755

media.relations@globalpay.com

Contacts for TSYS

Investor Relations:

Shawn Roberts

Total System Services, Inc.

706-644-6081

Media Relations:

Emily Edmonds

Total System Services, Inc.

404-985-5576

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